                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                  (Amendment No.   )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]
Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2)
[x] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              FIRST STERLING BANKS, INC.
                              --------------------------
                   (Name of Registrant as Specified In Its Charter)

                               T. KENNERLY CARROLL, JR.
                               ------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------
(5) Total fee paid:

    ---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

    ---------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

    ---------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
(3) Filing Party:

    ---------------------------------------------------------------------------
(4) Date Filed:

    ---------------------------------------------------------------------------

                              FIRST STERLING BANKS, INC.
                                 1200 BARRETT PARKWAY
                               KENNESAW, GEORGIA  30144
                              TELEPHONE: (770) 499-2265
                              FACSIMILE:  (770) 499-7229




                                    April 28, 1997




To the Shareholders of
First Sterling Banks, Inc.


The Annual Meeting of Shareholders of First Sterling Banks, Inc. will be held at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, in the Oakwood Room B, on Wednesday, May 28, 1997, at 10:00 a.m. local time.

Although the business session will begin at 10:00 a.m., our directors, officers, attorneys and auditors will be available to meet and have coffee with you starting at 9:30 a.m. to discuss all aspects of the Company and to answer any questions you may have, and they will remain after the meeting as well if there are further questions.

The items of business scheduled for vote at the meeting are explained in the accompanying Proxy Statement. Even if you are planning to attend the Annual Meeting, please complete the enclosed proxy card and return it to us in the enclosed, self-addressed, stamped envelope. If you attend the Annual Meeting, you may revoke your Proxy and vote in person.

We look forward to seeing you on May 28, and thank you for being a shareholder.


                                            Sincerely,



                                            Edward C. Milligan
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer

                              FIRST STERLING BANKS, INC.
                                 1200 BARRETT PARKWAY
                               KENNESAW, GEORGIA  30144


                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Sterling Banks, Inc. will be held at the Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, in the Oakwood Room B at 10:00 a.m., local time, on May 28, 1997, for the following purposes:

    1. ELECT CLASS III DIRECTORS. To elect two (2) Class III directors to serve for three-year terms expiring at the 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

    2. 1997 DIRECTORS STOCK OPTION PLAN. To approve the 1997 Directors Stock Option Plan.

    3. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    Only shareholders of record at the close of business on April 25, 1997, will be entitled to receive notice of and vote at the Annual Meeting or any adjournments thereof.

    The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at a reconvened meeting following such adjournment.

                                       By Order of the Board of Directors,


                                       /s/ Edward C. Milligan

                                       Edward C. Milligan
                                       Chairman of the Board of Directors
                                       and Chief Executive Officer

Enclosures

April 28, 1997

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     Record Date, Solicitation and Revocability of Proxies . . . . . . . . .  1
     Votes Required. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

PROPOSAL ONE - ELECTION OF CLASS III DIRECTORS OF THE COMPANY. . . . . . . .  2
     Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Board Committees and Attendance . . . . . . . . . . . . . . . . . . . .  5
     Executive Committee . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Directors Stock Option Committee. . . . . . . . . . . . . . . . . . . .  5
     Reports required by Section 16(a) of the Securities Exchange Act of
      1934 (the "Act") . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Certain Transactions. . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Officers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

EXECUTIVE COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Cash Compensation Table . . . . . . . . . . . . . . . . . . . . . . . .  7
     Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

AGREEMENTS WITH EXECUTIVES . . . . . . . . . . . . . . . . . . . . . . . . .  9
     Company and Westside Bank . . . . . . . . . . . . . . . . . . . . . . .  9
     Eastside Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

DIRECTOR COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Westside Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Eastside Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

SECURITY OWNERSHIP OF MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . 13

PROPOSAL TWO - APPROVAL OF THE 1997 DIRECTORS STOCK OPTION PLAN. . . . . . . 13
     Recommendation of the Board of Directors. . . . . . . . . . . . . . . . 15

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     Relationship with Independent Public Accountants. . . . . . . . . . . . 15
     Solicitation of Proxies . . . . . . . . . . . . . . . . . . . . . . . . 16
     1998 Annual Meeting - Shareholder Proposals . . . . . . . . . . . . . . 16
     1996 Annual Report on Form 10-KSB . . . . . . . . . . . . . . . . . . . 16

APPENDIX A...................................................................A-1
     1997 Directors Stock Option Plan........................................A-1

                              FIRST STERLING BANKS, INC.
                  PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON MAY 28, 1997

                                     INTRODUCTION

GENERAL

     This Proxy Statement ("Proxy Statement") is being furnished to the shareholders of First Sterling Banks, Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the common stock of the Company ("Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., local time on May 28, 1997, and at any adjournments thereof ("Annual Meeting").

     At the Annual Meeting, the shareholders of the Company will be asked to:
(1) elect two (2) Class III directors each to serve for a three-year term, or until his successor is duly elected and qualified; (2) approve the First Sterling Banks, Inc. 1997 Directors Stock Option Plan (the "1997 Plan"); and
(3) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     This Proxy Statement is dated April 28, 1997, and is first being mailed to the shareholders of the Company on or about April 28, 1997. The 1996 Annual Report to Shareholders of the Company accompanies this Proxy Statement.

     The principal executive offices of the Company are located at 1200 Barrett Parkway, Kennesaw, Georgia 30144, and the telephone number of the Company at such address is (770) 499-2265.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Board of Directors of the Company has fixed the close of business on April 25, 1997, as the record date ("Record Date") for determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on such date, there were 1,291,581 shares of Common Stock issued and outstanding and held by approximately 857 shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date.

     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at the Annual Meeting in accordance with any instructions indicated in such proxies.
IF NO INSTRUCTIONS ARE INDICATED, SUCH

SHARES OF COMMON STOCK WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR APPROVAL OF THE 1997 DIRECTORS STOCK OPTION PLAN AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices or revocation and other communications with respect to revocation of proxies should be addressed as follows: First Sterling Banks, Inc., 1200 Barrett Parkway, Kennesaw, Georgia 30144, Attention: Ms. Barbara J. Bond.

VOTES REQUIRED

     The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is necessary to elect the two (2) nominees for Class III membership on the Board of Directors; and the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is necessary to approve the 1997 Directors Stock Option Plan. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.


            PROPOSAL ONE - ELECTION OF CLASS III DIRECTORS OF THE COMPANY

     At the Annual Meeting two (2) Class III directors shall be elected each to serve for a three-year term of office or until his successor is duly elected and qualified.

     The Company's Articles of Incorporation divides the Board of Directors of the Company into three classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible. The directors in each class will hold office for staggered terms of three (3) years each, after the initial terms of one (1) year, two (2) years and three (3) years respectively. The term of the Class III directors expires at the 1997 Annual Meeting. The Board of Directors has set the number of the Class III Board of Directors at two (2). The Board of Directors has nominated the following persons for Class III membership on the Board, and unanimously recommends a vote "FOR" the election of these persons:
The Honorable P. Harris Hines and John S. Thibadeau, Jr. Justice Hines and Mr. Thibadeau are currently serving as Class III directors.

     All shares of Common Stock represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the two (2) Class

III nominees listed above. In the event that any nominee is unable to serve, the persons designated as proxies will cast votes for such other persons as they may select. The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is required for the election of the nominees listed above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO (2) NOMINEES LISTED ABOVE.

BOARD OF DIRECTORS

     The following table sets forth the name of each current director and each nominee for Class III director of the Company; a description of his position and offices with the Company (other than as a director) and with The Westside Bank & Trust Company ("Westside Bank") and The Eastside Bank & Trust Company ("Eastside Bank"), if any; a brief description of his principal occupation and business experience during the past five years and certain other information, including his age as of March 31, 1997 and the number of shares of Common Stock beneficially owned by him as of March 31, 1997, and the percentage of the total shares of Common Stock outstanding on such date which such beneficial ownership represents. The table also sets forth the class of each director. The terms of the Class I directors expire at the 1998 Annual Meeting; the term of the Class II director expires in 1999 and the terms of the Class III directors expire in 1997.

  NAME, YEAR FIRST ELECTED                                                              COMMON STOCK
    TO BOARD OF COMPANY,                      POSITION WITH THE COMPANY AND PRINCIPAL    BENEFICIALLY
           AND CLASS             AGE           OCCUPATION DURING THE PAST FIVE YEARS      OWNED(1)
----------------------------------------------------------------------------------------------------
The Honorable P. Harris Hines    53    Justice Hines has served as Chairman of the        8,948(2)
(1994)                                 Board of Directors of  Westside Bank since         0.67%
                                       April 1992.  From January 1, 1983 until July 26,
                                       1995, Justice Hines served as Judge of the
Class III                              Superior Court of Cobb County, Georgia.  Since
Nominee                                July 26, 1995, Justice Hines has served as a
                                       Justice of the Supreme Court of the State of
                                       Georgia.
----------------------------------------------------------------------------------------------------
Harry L. Hudson, Jr.             53    Mr. Hudson is an agent for the State Farm          21,150(3)
(1996)                                 Insurance Company.  Mr. Hudson has been            1.63%
                                       associated with State Farm since January 1,
                                       1970.  Mr. Hudson has served as Chairman of
Class I                                the Board of Directors of Eastside Bank since
                                       February, 1993.  He has been a member of the
                                       Board of Eastside Bank since its organization in
                                       1990.
----------------------------------------------------------------------------------------------------

                                       3



  NAME, YEAR FIRST ELECTED                                                              COMMON STOCK
    TO BOARD OF COMPANY,                      POSITION WITH THE COMPANY AND PRINCIPAL    BENEFICIALLY
           AND CLASS             AGE           OCCUPATION DURING THE PAST FIVE YEARS      OWNED(1)
----------------------------------------------------------------------------------------------------
Edward C. Milligan               52    Mr. Milligan is Chairman of the Board of           38,660(4)
(1994)                                 Directors, President and Chief Executive           2.85%
                                       Officer of the Company and has served as
                                       President and Chief Executive Officer of
Class I                                Westside Bank since its organization in 1990.
----------------------------------------------------------------------------------------------------
John S. Thibadeau, Jr.           49    Since 1973, Mr. Thibadeau has been President       10,000(5)
(1996)                                 of Deauton Corporation, a real estate              0.77%
                                       construction and development firm.  As a
                                       licensed real estate broker, Mr. Thibadeau is
Class III                              an officer and principal in Thibadeau-Burton
Nominee                                Realty and serves as Vice President of
                                       University Inn Operating Co., a hotel/motel
                                       management firm.  He served as Chairman of
                                       the Board of Directors of Eastside Bank from
                                       its organization until February 1, 1991, and
                                       has been a member of the Board of Eastside
                                       Bank since its organization in 1990.
----------------------------------------------------------------------------------------------------
Benjamin H. Wofford, M.D.        58    Dr. Wofford served as Chairman of the Board of     33,029(6)
(1994)                                 Directors of  Westside Bank from its               2.49%
                                       organization until April 1991.  Prior to his
                                       retirement in 1997, Dr. Wofford, since 1970,
Class II                               has been a physician specializing in plastic
                                       and cosmetic surgery in Marietta, Georgia.
----------------------------------------------------------------------------------------------------


NOTES TO TABLE

(1) The information shown above is based upon information forwarded to the Company by the named persons. For the purposes of this table, the term "beneficial ownership" is used as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). Under applicable SEC rules the number of outstanding shares of common stock used in the computation of the "Percent of Class" includes currently exercisable stock options owned by the shareholder.

(2) Includes 6,150 shares of Common Stock obtainable upon the exercise of options.

(3) Includes 5,000 shares of Common Stock obtainable upon the exercise of options.

(4) Includes 19,680 shares of Common Stock obtainable upon the exercise of the options and 500 shares held by Mr. Milligan's minor children.

(5) Includes 5,000 shares of Common Stock obtainable upon the exercise of options.

(6) Includes 6,150 shares of Common Stock obtainable upon the exercise of options and 5,000 shares held as joint tenant with spouse.

BOARD COMMITTEES AND ATTENDANCE

     The business and affairs of the Company are under the direction of the Company's Board of Directors.

     During 1996, the Company's Board of Directors held nine (9) regular meetings, and all of the Company's directors attended at least 75% of the aggregate meetings of the Company's Board of Directors and the committees thereof on which they sat except for James J. Tidwell, Sr. who resigned from the Board on July 30, 1996, in connection with the merger of Eastside Holding Corporation into the Company.

     During 1996, the Board of Directors of the Company had established two committees -- an Executive Committee and a Directors Stock Option Committee.

EXECUTIVE COMMITTEE

     The Executive Committee is authorized to act on behalf of the Board of Directors on all matters that may arise between regular meetings of the Board of Directors upon which the Board of Directors would be authorized to act. The Executive Committee is authorized to nominate members to the Company's Board of Directors and to the various Board committees of the Company. The current members of the Executive Committee are: P. Harris Hines, Harry L. Hudson, Jr., Edward C. Milligan, John S. Thibadeau, Jr., and Benjamin H. Wofford. During 1996, the Executive Committee did not meet.

DIRECTORS STOCK OPTION COMMITTEE

     The Directors Stock Option Committee is responsible for administering the 1995 Directors Stock Option Plan. It has authority to interpret the plan, make grants, and determine terms and conditions of grants within the context of the Plan. The current members of the Directors Stock Option Committee are:
P. Harris Hines, Harry L. Hudson, Jr., Edward C. Milligan,
John S. Thibadeau, Jr., and Benjamin H. Wofford. During 1996, the Directors Stock Option Committee did not meet.

REPORTS REQUIRED BY SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (THE "ACT")

     The Securities and Exchange Commission ("SEC") has adopted certain rules and forms under Section 16 of the Act relating to reports concerning stock ownership and transactions by directors, officers, and stockholders who directly or indirectly are the beneficial owners of more than ten percent of any class of any equity security which is registered pursuant to Section 12 of the Act ("Principal Shareholders") (these persons are collectively referred to as "Insiders").

     The rules require that any director, officer or Principal Shareholder of a company whose securities are registered under the Act (an "Issuer") file a Form 3, which is an initial statement of beneficial ownership of equity securities, a Form 4 to report any changes in beneficial ownership and a Form 5 within forty-five (45) days after the end of the Issuer's fiscal year to report any securities transactions during the fiscal year that have not previously been reported on a Form 3 or Form 4.

     Any Issuer under the amended rules is required to disclose any known late filings or failures to file by an Insider of any of the reports required by
Section 16(a) of the Act. An Issuer does not have any obligation to research or make inquiry regarding delinquent filings, and it may rely on a written representation from the Insider that no Form 5 filing is required.

     Based on a review of Forms 3, 4 and 5 and amendment thereto and certain written representations which have been furnished to the Company for its fiscal year ended December 31, 1996, there were no persons who were subject to Section 16 of the Act who failed to file on a timely basis reports required by Section 16(a) of the Act for such fiscal year.

CERTAIN TRANSACTIONS

     During 1996, Westside Bank and Eastside Bank had outstanding loans directly to or indirectly accruing to the benefit of certain of the then directors, nominees for director, and executive officers of the Company, and their related interests. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Company's management, such loans do not involve more than normal risks of collectibility or present other unfavorable features. In the future, both banks expect to have banking transactions in the ordinary course of business with the Company's directors, executive officers and their related interests.

OFFICERS

     The officers of the Company and the executive officers of Westside Bank and Eastside Bank are as follows:

--------------------------------------------------------------------------------
        NAME                   COMPANY            WESTSIDE BANK   EASTSIDE BANK
--------------------------------------------------------------------------------
Edward C. Milligan     Chairman of Board/      President/Chief
                       President/Chief         Executive Officer
                       Executive Officer
--------------------------------------------------------------------------------
Barbara J. Bond        Secretary/Treasurer     Senior Vice
                                               President/
                                               Secretary
--------------------------------------------------------------------------------
Michael J. Henderson   Senior Vice President
--------------------------------------------------------------------------------
Reggie D. Cox                                                    President/Chief
                                                                 Executive
                                                                 Officer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fredrick D. Jones                                                Senior Vice
                                                                 President/
                                                                 Secretary
--------------------------------------------------------------------------------

     The table set forth below shows for each officer of the Company (a) the person's name, (b) his or her age at March 31, 1997, (c) the year he or she was first elected as an officer of the Company, and (d) his or her present positions with the Company and his or her other business experience for the past five years.

--------------------------------------------------------------------------------
                             FIRST
                              YEAR
      NAME             AGE   ELECTED                BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
Edward C. Milligan     52     1994       Mr. Milligan serves as the Chairman of
                                         the Board of Directors of the Company
                                         and as President and Chief Executive
                                         Officer of the Company and Westside
                                         Bank.(1)
--------------------------------------------------------------------------------
Barbara J. Bond        48     1994       Ms. Bond serves as Secretary/Treasurer
                                         of the Company.  She serves as Senior
                                         Vice President and Senior Operations
                                         Officer of Westside Bank and has served
                                         in such capacities since the
                                         organization of the bank.  Ms. Bond has
                                         served as Secretary of Westside Bank
                                         since September 18, 1991.
--------------------------------------------------------------------------------

NOTE TO TABLE

(1) See "Board of Directors" above for a description of Mr. Milligan's prior business experience.


                                EXECUTIVE COMPENSATION

CASH COMPENSATION TABLE

     No compensation was paid or provided by the Company to its officers in 1995. The cash compensation which has been paid, accrued or awarded by Westside Bank and Eastside Bank for services rendered in all capacities during the fiscal year ended December 31, 1996 to the chief executive officers of the respective banks who were the only executive officers of the Company, Westside Bank or Eastside Bank whose compensation exceeded $100,000, are as follows:

                              SUMMARY COMPENSATION TABLE


                                   ANNUAL           LONG-TERM
                                COMPENSATION      COMPENSATION
                                                     AWARDS
                              --------------------------------
                                                   SECURITIES
  NAME AND                                         UNDERLYING     ALL OTHER
  PRINCIPAL            YEAR     SALARY      BONUS   OPTIONS     COMPENSATION
  POSITION                       ($)         ($)      (#)           ($)
--------------------------------------------------------------------------------
Edward C. Milligan     1996   122,136.00  42,000.00   ---       7,882.00(1)
President of the       1995   117,425.00  34,800.00  7,380      5,348.00(1)
Company;               1994   110,005.00  22,000.00   ---       4,450.00(1)
President/CEO
Westside Bank
--------------------------------------------------------------------------------
Reggie D. Cox          1996   100,000.00  16,500.00  5,000     10,050.00(2)
President/CEO          1995    96,000.00   1,000.00   ---       7,400.00(2)
Eastside Bank          1994    85,000.00     ---     4,000      6,000.00(2)
--------------------------------------------------------------------------------

NOTES TO TABLE

(1) Amounts contributed by Westside Bank during 1994, 1995 and 1996 to Mr. Milligan's account in Westside Bank's 401(k) Plan were $2,245.00, $2,348.46 and $2,382.00 respectively. Mr. Milligan was paid $2,200 in 1994, $3,000 in 1995, and $5,500 in 1996 as fees for his services as a director of Westside Bank.

(2) $6,000.00 was paid to Mr. Cox in each year as an automobile allowance and he was paid $1,400.00 in 1995 and $4,050.00 in 1996 as fees for his services as a director of Eastside Bank.

STOCK OPTIONS

     The following table sets forth information in regard to incentive stock options granted to executive officers in 1996 whose compensation exceeded $100,000:

                          OPTION GRANTS IN LAST FISCAL YEAR
                                 [Individual Grants]

--------------------------------------------------------------------------------
                  NUMBER OF     PERCENT OF
                 SECURITIES    TOTAL OPTIONS
                 UNDERLYING     GRANTED TO     EXERCISE OR
                   OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION
    NAME         GRANTED (#)   FISCAL YEAR      ($/SH)          DATE
--------------------------------------------------------------------------------
Reggie D. Cox     5,000(1)         29%           13.00        2/20/2006
--------------------------------------------------------------------------------

NOTE TO TABLE

(1) The options were granted to Mr. Cox by Eastside Holding Corporation ("EHC") prior to its merger with the Company and were assumed by the Company. The options are vested and exercisable upon continuous employment with the Company (including EHC) and/or Eastside Bank and/or any subsidiary or affiliate thereof as follows: one-third of the shares commencing on February 21, 1997; one-third of the shares commencing on February 21, 1998; and one-third of the shares commencing on February 21, 1999. The options are immediately vested upon any change in control of the Company as defined in Mr. Cox's Incentive Stock Option Agreement.

     The following table sets forth information in regard to exercise of stock options and the fiscal year-end value of exercised options for each of the named executives:

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                               AND FY-END OPTION VALUES


-----------------------------------------------------------------------------------------
                                                         NUMBER OF
                                                        SECURITIES        VALUE OF
                                                        UNDERLYING       UNEXERCISED
                                                        UNEXERCISED      IN-THE-MONEY
                     NUMBER OF                           OPTIONS AT       OPTIONS AT
                       SHARES                            FY-END (#)       FY-END ($)
                     ACQUIRED ON                        EXERCISABLE/     EXERCISABLE/
     NAME            EXERCISE (#)  VALUE REALIZED ($)   UNEXERCISABLE    UNEXERCISABLE
-----------------------------------------------------------------------------------------
Edward C. Milligan     - 0 -            - 0 -             19,680(1)        151,634*
-----------------------------------------------------------------------------------------
Reggie D. Cox          - 0 -            - 0 -          14,000 / 5,000   119,380 / 18,750
-----------------------------------------------------------------------------------------


NOTE TO TABLE

(1) All options owned by Mr. Milligan are exercisable.


                              AGREEMENTS WITH EXECUTIVES

COMPANY AND WESTSIDE BANK

         The Company and Westside Bank have jointly entered into an employment agreement with Edward C. Milligan dated August 16, 1995 whereby Mr. Milligan is employed as the president and chief executive officer of both the Company and Westside Bank. The term of the agreement is a continuing term of two years which is automatically extended each day for an additional day so that the remaining term shall continue to be two years; but either party may by written notice to the other party fix the term to a finite term of two years without further automatic extension commencing with the date of such notice.

    Mr. Milligan's initial base salary was $116,000 per annum. The base salary may be increased from time to time by the boards of directors of the Company and Westside Bank. Mr.

Milligan is also entitled to such customary fringe benefits, vacation and sick leave as are consistent with the normal practices and established policies of the Company and Westside Bank and to incentives and discretionary bonuses as may be authorized, declared and paid by the Board of Directors to key management employees. Mr. Milligan shall be entitled to participate in any plan relating to incentive and deferred compensation, stock options, stock purchase, pension, thrift, profit sharing, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Company or Westside Bank adopts for the benefit of its executive employees and for employees generally, subject to the eligibility rules of such plans. Mr. Milligan shall continue to be provided an automobile of a make and model appropriate to his status and he shall be reimbursed reasonable expenses for dues and capital assessments for country and dining club memberships.

    In the event that Mr. Milligan's employment is involuntarily terminated prior to a "change in control," as defined in the employment agreement and discussed generally below, Mr. Milligan shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which he may have against the Company and Westside Bank for contractual damages for breach of the employment agreement, he shall be paid at least the following amounts: a lump sum amount equal to one (1) times the annual base salary paid to him over the previous twelve (12) month period, plus a lump sum amount equal to one (1) times the annual incentive cash bonus paid to him over the previous twelve (12) month period.

    After a change in control has occurred, in the event that Mr. Milligan is terminated "without cause," he shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which Mr. Milligan shall have against the Company and Westside Bank for contractual damages for breach of the employment agreement, he shall be paid the following amounts: a lump sum equal to two (2) times the annual base salary paid to him over the previous twelve (12) month period, plus a lump sum amount equal to two (2) times the annual incentive cash bonus paid to him over the twelve (12) month period.

    In addition, in both cases he shall be entitled to participate for the shorter of a period of twelve (12) months or twenty-four (24) months respectively, from the date of such termination or until such time as the officer is employed by another employer in all welfare benefit plans practices, policies and programs at least as favorable as the most favorable of such plan, practices, policies and programs in effect at any time during the ninety (90) day period preceding his termination; provided, that in the event the officer is employed by another employer before the end of such time period and the new employer does not provide the same level of welfare benefits that the officer is entitled to under the employment agreement, then the Company and Westside Bank shall provide such supplemental benefits as necessary to ensure that the officer has the same level of welfare benefit coverage.

    After a change in control, if Mr. Milligan voluntarily terminates his employment for good reason (as defined in the employment agreement which includes among other things an adverse change in his status, title, position or responsibilities) he shall be entitled to receive his base compensation, incentive bonus and fringe benefits and participate in all welfare benefit plans up through the date of termination. In addition, he shall receive the following amounts: a lump sum amount equal to two (2) times the annual base salary paid to the officer over the previous twelve (12) month period, plus a lump sum amount equal to two (2) times the annual incentive cash bonus paid to the officer over the previous twelve (12) month period.

    A "change in control" includes: the acquisition by certain persons of beneficial ownership within the meaning of Rule 13d-2 promulgated under the 1934 Act of 20% or more of the voting power of the Company's outstanding voting stock; a change in one-third (1/3) of the Company's board membership unless approved by two-thirds (2/3) of the Company's board; or a merger, consolidation, reorganization, complete liquidation or dissolution involving the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a subsidiary).

EASTSIDE BANK

    Eastside Bank entered into an employment agreement with Reggie D. Cox on April 11, 1997, whereby Mr. Cox is employed as the president and chief executive officer of Eastside Bank. The term of the agreement is through December 31, 1997, and is automatically extended for an additional twelve (12) months on January 1, 1998, and on each succeeding January 1 thereafter unless either party provides a written notice of intention not to renew the Agreement on or before October 1 of the preceding calendar year.

    Mr. Cox's initial base salary is $100,000.00. The base salary may be increased from time to time by the Board of Directors of Eastside Bank. Mr. Cox is also entitled to such fringe benefits such as health, life and disability insurance, and automobile allowance and club membership as provided to him by Eastside Bank at the time that the employment agreement was executed. He is also entitled to participate in any bonus and incentive plans which are approved for key management employees of Eastside Bank. In the event that Mr. Cox's employment is involuntarily terminated "without cause" as defined in the employment agreement prior to a "change in control" as defined in the agreement, he shall be paid fifty percent (50%) of his annual base salary which shall be paid over a six (6) month period and Eastside Bank will continue all insurance benefits in effect at the time of his termination with Eastside Bank paying the same amount of premiums on behalf of Mr. Cox as when Mr. Cox was employed. The insurance shall be provided for a period of six (6) months from the termination date or until he is employed by another employer which includes self employment whichever period of time is shorter. These payments are in full settlement of any claims which Mr. Cox may have against Eastside Bank for contractual damages arising out of his termination without cause.

    After a "change in control" has occurred, if Mr. Cox is either terminated "without cause" or has an adverse change in duties or salary and resigns as a result of such change, he shall be entitled to receive severance compensation in an amount equal to his annual base salary then in effect which amount shall be paid in a lump sum within fourteen (14) days following the date of termination or resignation.

                                DIRECTOR COMPENSATION

WESTSIDE BANK

    During 1996, the directors of Westside Bank were paid $500 for each Board meeting attended and, other than Mr. Milligan, were paid $100 for each committee meeting attended. During 1996, the directors of Westside Bank were paid a total of $82,800 for such services. During 1997, the chairman of the board shall be paid $300 for each Board meeting attended and Messrs. Milligan and Wofford shall be paid $200 per meeting attended and the other directors of Westside Bank shall be paid $500 for each Board meeting attended. Except for Mr. Milligan, each director shall be paid $100 for each committee meeting attended in 1997.

    The Company's 1995 Directors Stock Option Plan ("1995 Plan") was adopted by the Board of Directors of the Company on April 19, 1995 and approved by the Company's shareholders on May 17, 1995. It was amended by the Board of Directors of the Company on November 15, 1995 and February 21, 1996. Under the 1995 Plan, 73,685 shares of common stock may be granted by the Company to all directors of the Company or Westside Bank who are not employees of the Company or Westside Bank; and any emeritus director who was a voting member of the Board of Directors within the 12 months preceding the date of any grant of options to such emeritus director. The following options are currently outstanding under the 1995 Plan, 43,665 options were issued at an exercise price of $9.12 in April 1995; 27,060 options were issued at an exercise price of $12.40 in September 1995; and 2,460 options were issued at an exercise price of $13.82 in November 1995. In 1995, options to purchase 500 shares were exercised at $11.22 per share. There are no remaining options to be issued under the 1995 Plan.

EASTSIDE BANK

    During 1996, the chairman of the board of Eastside Bank was paid $500 per month and the other directors of Eastside Bank were paid $350 per month and, other than Mr. Cox and Mr. Horn, $75 for each committee meeting attended. During 1996, the directors of Eastside Bank were paid a total of $57,425 for such services. During 1997, the chairman of the board shall be paid $300 and Messrs. Milligan and Thibadeau shall be paid $200 for each Board meeting attended and the other directors shall be paid $400 for each Board meeting attended. Except for Messrs. Cox, Horn and Milligan, each director shall be paid $100 for each committee meeting attended.

    The Company's 1997 Director's Stock Option Plan (the "1997 Plan") was adopted by the Company's Board of Directors on March 26, 1997, subject to the approval of the shareholders of the Company at the 1997 annual shareholder's meeting. Under the 1997 Plan, 45,000 shares of common stock may be granted by the Company to the directors of Eastside Bank who are not employees of the Company or Eastside Bank. Upon the adoption of the 1997 Plan and subject to the approval of the 1997 Plan by the Company's shareholders, each director of Eastside Bank who was not an employee of the Company or the Bank was granted an option to purchase 5,000 shares of the Company's common stock with an exercise price of $18 per share. The options expire on March 25, 2007. See Proposal II - Approval of the 1997 Director's Stock Option Plan for a more detailed discussion of the 1997 Plan.

COMPANY

    During 1996, the Company's directors did not receive any compensation for service on the Company's Board of Directors. During 1997, each director shall be paid $1,950 per calendar quarter for all services as a member of the Company's Board of Directors.

                           SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information, as of March 31, 1997, regarding the ownership of common stock by all directors and executive officers of the Company as a group. Information regarding such ownership by each director and for each nominee for election at the Annual Meeting is set forth in the table appearing in "PROPOSAL ONE - ELECTION OF CLASS III DIRECTORS OF THE COMPANY - Board of Directors."


--------------------------------------------------------------------------------
                        AMOUNT AND NATURE OF          PERCENT
    NAME                BENEFICIAL OWNERSHIP(1)       OF CLASS
--------------------------------------------------------------------------------
All directors and            129,047                    9.59%
executive officers as
a group (6 persons)
--------------------------------------------------------------------------------

NOTE TO TABLE

    (1) The information shown above is based upon information furnished to the Company by the named persons. Beneficial ownership as reported in the table above has been determined in accordance with rules promulgated under the 1934 Act.


        PROPOSAL TWO - APPROVAL OF THE 1997 DIRECTORS STOCK OPTION PLAN

    On March 26, 1997, the Board of Directors of the Company adopted the First Sterling Banks, Inc. 1997 Directors Stock Option Plan (the "1997 Plan") for voting members of the Board of Directors of Eastside Bank who are not employees of the Company or Eastside Bank. The 1997 Plan is set forth in APPENDIX A attached to this Proxy Statement. The 1997 Plan is effective March 26, 1997 subject to the approval of the shareholders of the Company at the 1997 Annual Meeting. The 1997 Plan is intended to encourage the directors of Eastside Bank to remain with and devote their best efforts to Eastside Bank and the Company. The following discussion of the principal features and effects of the 1997 Plan is qualified in its entirety by reference to the text of the 1997 Plan set forth in APPENDIX A.

    The Plan will be administered by a committee ("Committee") appointed by the Company's Board of Directors who are not participants in the 1997 Plan. The Committee will construe and interpret the 1997 Plan. The shares to be issued under the 1997 Plan will be currently authorized shares. The number of shares of Common Stock available under the 1997 Plan will be subject to adjustment upon the occurrence of certain events, pursuant to the terms of the 1997 Plan. The total number of shares of Common Stock that may be purchased pursuant to options under the 1997 Plan shall not exceed 45,000 shares of Common Stock or 3.5% of current outstanding shares.

    The Committee is authorized to grant stock options under the 1997 Plan only to voting members of the Board of Directors of Eastside Bank or the Company who are not employees of the Company or Eastside Bank. The period during which each option may be exercised shall be ten (10) years from the date the option is granted. The price at which shares of stock may be purchased under an option granted pursuant to the 1997 Plan shall be determined by the board but shall not be less than the fair market value of such shares as determined by the board on the date that the option is granted. Any stock option granted under the 1997 Plan must be granted on or before March 25, 2007. The options granted under the 1997 Plan are nontransferable except by will or by the laws of descent and distribution. All unexercised stock options under the 1997 Plan will terminate immediately upon their lapse by their terms. All unexercised stock options under the 1997 Plan will terminate on the earlier of the expiration dates of such option or two (2) years after the optionee ceases to be a director of the Company or an emeritus director of Eastside Bank due to death or disability.
If an optionee ceases to be a director of the Company or an emeritus director of Eastside Bank other than by his or her death or disability, all options held by him or her will terminate at the earlier of the expiration dates of such options or twelve (12) months from the date that the optionee ceases to be a director of the Company or an emeritus director of Eastside Bank, but the Board of Directors of the Company may extend such date for an additional twelve (12) months.

    Upon exercise, the exercise price may be paid in cash or in shares of the Company's Common Stock previously held by the optionee or a combination of both. Shares surrendered in payment of the option price shall be valued at their fair market value as of the date of exercise.

    The Company intends that the tax effect of any stock option granted under the 1997 Plan should be determined under Section 83 of the Internal Revenue Code of 1986 (the "Code"). The following is a brief description of the tax consequence under the Code. Neither the Company nor the option holder has income tax consequences from the issuance or receipt of the options granted under the 1997 Plan. Generally, in the tax year when an option holder exercises an option, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceed the option price for such shares. The Company will have a deduction in the same amount as the ordinary income recognized by the option holder in the Company's tax year in which or with which the option holder's tax year (of exercise) ends. If an option holder exercises an option by paying the option price with previously acquired Company Common Stock, the option holder will recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the options exercised) is considered to have been exchanged in accordance with Section 1036 of the Code and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any non-stock consideration tendered. The new shares equal to the number of the older shares tendered will receive the same basis the option holder had in the older shares, and the option holder's holding period with respect to the tendered older shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered. Their holding period will commence upon the exercise of the option.

    The 1997 Plan may be amended or terminated by the Board of Directors at any time. However, no amendments shall be made in the 1997 Plan without the approval of the shareholders of the Company which: (a) increase the total number of shares for which options may be granted under the 1997 Plan; (b) change the minimum purchase price for the optioned shares; (c) affect any outstanding option or any unexercised right thereunder; (d) extend the option period; or (e) extend the termination date of the Plan.

    On March 26, 1997, the Board of Directors and the Committee granted options to each director of Eastside Bank, other than Messrs. Milligan, Cox and Horn, to purchase 5,000 shares of Common Stock subject to approval of the 1997 Plan by the Company's shareholders at the 1997 Annual Meeting. If approved by the shareholders, a total number of 45,000 shares shall be subject to these options which have been granted to the nine current directors of Eastside Bank who are not officers of the Company or Eastside Bank. The term of these options is ten
(10) years and the option exercise price is $18.00 per share which the Board of Directors of the Company determined to be the fair market value of the shares subject to the options on the date of grant, March 26, 1997.

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented at the Annual Meeting is necessary to approve and adopt the 1997 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1997 DIRECTORS STOCK OPTION PLAN.

                                    MISCELLANEOUS

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Mauldin & Jenkins served as the independent accountants for the year ended December 31, 1996, and performed an audit of the Company's 1996 financial statements which are included in the 1996 Annual Report to Shareholders which accompanies this Proxy Statement. The Company has selected Mauldin & Jenkins as its independent accountants for the 1997 fiscal year.

SOLICITATION OF PROXIES

    The cost of soliciting proxies for the Annual Meeting will be paid by the Company. The Company has not engaged any outside organizations or agents to assist in the solicitation of proxies.

1998 ANNUAL MEETING - SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company intended to be presented at the 1998 Annual Meeting must be received by the Company on or before January 7, 1998 to be included in the Company's Proxy Statement or Form of Proxy for the 1998 Annual Meeting of Shareholders.

1996 ANNUAL REPORT ON FORM 10-KSB

    A copy of the Company's 1996 Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission, is available at no charge upon written request to:

                   Ms. Barbara J. Bond
                   First Sterling Banks, Inc.
                   1200 Barrett Parkway
                   Kennesaw, Georgia  30144

    The management of the Company knows of no other matter which is to be presented for action at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is intended that the shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.



                        Edward C. Milligan
                        Chairman of the Board of Directors
                        and Chief Executive Officer
Kennesaw, Georgia
April 28, 1997

                                      APPENDIX A


                              FIRST STERLING BANKS, INC.

                           1997 DIRECTORS STOCK OPTION PLAN

1.  DEFINITIONS

    a.   "Bank" - The Eastside Bank & Trust Company.
    b.   "Code" - IRS Code Section 83.
    c.   "Committee" - a committee named specifically to administer this Plan.
    d.   "Common Stock" - common voting stock of the Corporation.
    e.   "Corporation" - FIRST STERLING BANKS, INC.
    f. "Directors" - voting members of the Board of Directors of either The Eastside Bank & Trust Company or First Sterling Banks, Inc.
    g. "Emeritus Director" - non-voting advisory member of the Emeritus Board of Directors of The Eastside Bank & Trust Company.
    h. "Fair Market Value" - determined in good faith by the Board of Directors if shares are not listed on any exchange or quoted in the NASDAQ National Market System or over-the-counter market.
    i.   "Option" - right to purchase shares of Common Stock.
    j. "Option Agreement" - formal agreement for each grant with specific terms and conditions not inconsistent with this Plan.
    k. "Optionee" - an eligible person under Section 5 below who has been granted options under Plan.

2.  PURPOSE

    To advance the interests of the Bank and the Corporation and its shareholders by providing Bank Directors who are not employees a sense of proprietorship and personal involvement and to encourage Bank Directors to remain with and devote their best efforts to the Bank or the Corporation.

3.  SHARES SUBJECT TO THE PLAN

    There shall be authorized and reserved for issuance upon the exercise of Options to be granted under the Plan, 45,000 shares of Common Stock, or 3.5% of current outstanding shares.

4.  ADMINISTRATION

    A Committee appointed by the Board of Directors with not less than three members who are not participants in the Plan will have complete authority to interpret the Plan, make grants, and determine terms and conditions within the context of the Plan.

5.  ELIGIBILITY

    The following persons are eligible to receive options under the Plan: All Bank Directors who are not employees of the Corporation or the Bank. To the extent that shares are available, Directors who take office subsequent to the effective date of the Plan shall be eligible to receive Options.

6.  GRANTING OF OPTIONS; OPTION EXERCISE PRICE

    All Options granted under the Plan will be Non-Qualified Options as evidenced by a Non-Qualified Option Agreement. Each eligible Director in office on the effective date of the Plan will receive an Option to purchase 5,000 shares of Common Stock at a price per share equal to the Fair Market Value of a share on that date. The Committee may make additional grants of options as desirable. Any Option granted hereunder shall have a per share option exercise price at least equal to the Fair Market Value of a share on the date of the grant as determined in good faith by the Board of Directors.

7.  TERM OF OPTION

    Options granted hereunder shall be exercisable in whole or in part, from time to time, during the ten year period subsequent to the date of the grant. Except as provided in Section 11, no Option granted under the Plan may be exercised prior to six months after the date it is granted.

8.  MANNER OF EXERCISE

    The Options shall be exercised by written notice, delivered to the Corporation and signed by the Director or his successors stating the number of shares with respect to which the Option is being exercised. Payment in full of the Option price of the said shares must be made at the time of exercise, and payment may be made in cash or shares of the Common Stock previously held by the Optionee or a combination. Payment in shares may be made with shares received upon the exercise or partial exercise of an Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Optionee. Shares surrendered in payment of the Option Price shall be valued at the Fair Market Value as of the date of the exercise.

    Except as otherwise provided herein at the time of the exercise of an Option, the Optionee must be a Director or an Emeritus Director.

9.  NON-TRANSFERABILITY

    Options can only be transferred by will or by the laws of descent and distribution.

10. TERMINATION OF SERVICE AS A DIRECTOR

    At the later of the time that an Optionee ceases to be a Director or an Emeritus Director other than by his or her death or disability, all Options held by him or her at the time of such termination shall be exercisable by such Optionee but only:

    a. if and to the extent the same were exercisable at the time such Optionee ceases to be a Director or Emeritus Director, and

    b.   prior to the earlier of (1) the expiration dates of such Options or
         (2) that date which is twelve (12) months from the date such Optionee ceases to be a Director or an Emeritus Director, such twelve (12) month period to include the date on which such termination occurs, provided that the Board may in its discretion extend such date for an additional twelve (12) months.

    If an Optionee ceases to be a Director or an Emeritus Director as a result of such Optionee's death or disability, then all Options held by such Optionee on the date of such termination shall be exercisable in full, whether or not exercisable on the date of such termination, at any time prior to the earlier of (1) the expiration dates of such Options or (2) that date which is two years from the date such Optionee ceases to be a Director or Emeritus Director. In the event of the death of an Optionee, then such Optionee's Options shall be exercisable to the extent herein otherwise provided by the executor or personal representative of the Optionee's estate or by any person who acquired the right to exercise such Options by bequest under the Optionee's will or by inheritance.

    If any Optionee ceases to be a Director and immediately is appointed to the Emeritus Board of Directors, then the provisions of this Paragraph 10 shall not apply until he or she ceases to be an Emeritus Director.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATION OF EXERCISE RIGHTS

    The total number of shares on which Options may be granted under the Plan and Option rights (both as to the number of shares and the option price) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from payment of a stock dividend on the Common

    Stock, a subdivision or combination of shares of the Common Stock, or a reclassification of the Common Stock, and in the event of a merger or consolidation in accordance with the following paragraph.

    After any merger, consolidation or reorganization of any form involving the Corporation as a party thereto involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Corporation's Common Stock, each Optionee at the time of such reorganization shall, at no additional cost, be entitled, upon any exercise of his Option, to receive, in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if at the time of such merger or consolidation, such Optionee had been a holder of record of a number of shares of the Common Stock of the Corporation equal to the number of shares as to which such Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above.

    The foregoing adjustments and the manner of their application will be in the sole discretion of the Committee to determine.

    In the event of (1) the adoption of a plan of merger or consolidation in which the Corporation's shareholders as a group would receive less than 50% of the voting capital stock of the surviving entity; (2) the approval by the Board of Directors of the Corporation of an agreement providing for the sale or transfer (other than as security for obligations of the Corporation) of substantially all the assets of the Corporation; or (3) the acquisition of more than 20% of the Corporation's voting capital stock by any person as defined by Section 13(d)(3) of the Securities and Exchange Act of 1934, other than a person, or group including a person who beneficially owned, as of the effective date of the Plan, more than 3% of the Corporation's securities, in the absence of a prior expression of approval of the Board Of Directors of the Corporation, any Option granted hereunder shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to Option and the Option Price, and shall remain exercisable for the remaining term of such Option, regardless of whether such option has been outstanding for six months or of any provision contained in the Stock Option Agreement with respect to limitations of the exercisability of the Option or any portion thereof for any length of time.

    Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation each Option granted under the Plan shall terminate.

    The grant of an Option pursuant to this Plan shall not in any way affect the right or power of the Corporation to make adjustments, reclassifications, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

12. EFFECTIVENESS OF THE PLAN

    The effective date of the Plan shall be March 26, 1997, the date of the approval of the Plan by the Board of Directors of the Corporation, subject to the approval of the Plan by the shareholders of the Corporation within one (1) year following such date. No Option granted hereunder may be exercised prior to the approval of the Plan by the shareholders of the Corporation, and in the event that the shareholders fail to approve the Plan within one year of any Option grants made pursuant to the Plan, then all such Options shall be void.

    No Options may be granted under the Plan after the expiration of ten years from and including the effective date of the Plan.

13. AMENDMENT AND TERMINATION

    The Plan may be amended or terminated by the Board of Directors at any time as deemed in the best interests of the Corporation; provided, however, no amendments shall be made in the Plan without the approval of the shareholders of the Corporation which:

    a. Increase the total number of shares for which options may be granted under the Plan except as provided in Section 11.

    b. Change the minimum purchase price for the optioned shares except as provided in Section 11.

    c. Affect any outstanding option or any unexercised right thereunder except as provided in Section 11.

    d.   Extend the option period provided in Section 7.

    e.   Extend the termination date of the Plan.

                           FIRST STERLING BANKS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 28, 1997

    The undersigned hereby appoints Edward C. Milligan, P. Harris Hines and Harry L. Hudson, Jr. or any one of them, as Proxies, with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all of the Common Stock of First Sterling Banks, Inc. (the "Company"), 1200 Barrett Parkway, Kennesaw, Georgia 30144, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at Crowne Plaza Ravinia Hotel, 4355 Ashford Dunwoody Road, Atlanta, Georgia, on May 28, 1997, at 10:00 a.m. local time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which are hereby acknowledged.

           THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSALS

PROPOSAL  Election of Class III Directors. The election of the following named
ONE: persons each to serve as a Class III Director for a three year term expiring at the 2000 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
          / /  For all the nominees       / /  Withhold authority to vote
              listed below                    for all nominees listed below
              (except as marked to the
              contrary below)

(Instructions: To withhold authority to vote for any individual nominee or nominees, strike a line through the nominee's name or names listed below.)

                   P. Harris Hines and John S. Thibadeau, Jr.

PROPOSAL  Approval of the 1997 Director's Stock Option Plan. The approval of the
TWO: Company's 1997 Director's Stock Option Plan as described in and attached as APPENDIX A to the Proxy Statement.

           / /  FOR            / /  AGAINST          / /  ABSTAIN

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSALS.

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

    If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                           DATED: _______________________ , 1997
                                                       (Be sure to date your
                                                       Proxy)
                                           _____________________________________
                                                 Name(s) of Shareholder(s)
                                           _____________________________________
                                              Signature(s) of Shareholder(s)

      PLEASE MARK, DATE AND SIGN THIS PROXY, AND RETURN IT IN THE ENCLOSED
            SELF-ADDRESSED RETURN ENVELOPE. NO POSTAGE IS NECESSARY.